Exhibit 10.2
EXECUTION COPY

M.D.C. HOLDINGS, INC. AND THE GUARANTORS PARTY HERETO
$1,000,000,000 aggregate principal amount of
Medium Term Senior Notes
due Nine Months or More from the Original Issue Date
and
Medium Term Subordinated Notes
due Nine Months or More from the Original Issue Date

Amendment No. 2 dated as of January 9, 2006
to
Supplemental Indenture dated as of October 6, 2004

U.S. Bank National Association,
Trustee

TABLE OF CONTENTS

Page
ARTICLE ONE — AMENDMENT TO MTN SUPPLEMENTAL INDENTURE; GENERAL	2

Section 1.01. Amendment to MTN Supplemental Indenture	2
Section 1.02. Amendment to Exhibits	2

ARTICLE TWO — MISCELLANEOUS	2

Section 2.01. Confirmation of the Indentures	2
Section 2.02. Concerning the Trustee	2
Section 2.03. Governing Law	2
Section 2.04. Counterparts	2
-i-

     AMENDMENT NO. 2 dated as of January 9, 2006 (“Amendment”), to the Supplemental Indenture dated as of October 6, 2004, as amended by Amendment No. 1 dated as of July 18, 2005 (as amended, the “MTN Supplemental Indenture”), by and among M.D.C. HOLDINGS, INC., a Delaware corporation (the “Company”), the Guarantors (as defined in the MTN Supplemental Indenture) and U.S. Bank National Association, as trustee (the “Trustee”), supplementing the Senior Debt Securities Indenture dated as of December 3, 2002 (as further amended, modified or supplemented from time to time in accordance therewith, the “Senior Indenture”), by and between the Company and the Trustee, and the Senior Subordinated Debt Securities Indenture dated as of October 6, 2004 (as further amended, modified or supplemented from time to time in accordance therewith, the “Subordinated Indenture” and together with the Senior Indenture, the “Indentures”), by and between the Company and the Trustee.
     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of Senior Notes (as defined herein) and holders of Subordinated Notes (as defined herein):
     WHEREAS, the Company and the Trustee have executed the Senior Indenture to provide for the issuance from time to time of senior debt securities and the Subordinated Indenture to provide for the issuance from time to time of senior subordinated debt securities (collectively, the “Securities”) to be issued in one or more series as the applicable Indenture provided;
     WHEREAS, the Company, the Guarantors and the Trustee are parties to the MTN Supplemental Indenture, which provides for the issuance by the Company of one series of Securities designated as its “Medium Term Senior Notes due Nine Months or More from the Original Issue Date” (the “Senior Notes”), substantially in the form attached as Exhibits A-1 and A-2 to the MTN Supplemental Indenture, in each case guaranteed by the Guarantors, and the Company, the Guarantors and the Trustee have established and commenced the operation of a program to sell such Senior Notes (the “MTN Senior Notes Program”), on the terms set forth therein;
     WHEREAS, the Company and the Trustee are parties to the MTN Supplemental Indenture, which provides for the issuance by the Company of one series of Securities designated as its “Medium Term Subordinated Notes due Nine Months or More from the Original Issue Date” (the “Subordinated Notes” and together with the Senior Notes, the “Notes”), substantially in the form attached as Exhibits B-1 and B-2 to the MTN Supplemental Indenture, and the Company and the Trustee have established and commenced the operation of a program to sell such Subordinated Notes (the “MTN Subordinated Notes Program” and collectively with the MTN Senior Notes Program, the “MTN Program”), on the terms set forth therein;
     WHEREAS, the Company and the Guarantors desire and have requested the Trustee to join them in the execution and delivery of this Amendment in order to provide for the issuance by the Company of up to a total of $1,000,000,000 aggregate principal amount of Notes under the MTN Program (inclusive of Notes issued prior to the date hereof), on the terms set forth in the MTN Supplemental Indenture;
     WHEREAS, Sections 2.01 and 9.01 of the Indentures provides that an amendment to the MTN Supplemental Indenture may be entered into for such purpose provided certain conditions are met;
     WHEREAS, the conditions set forth in the Indentures for the execution and delivery of this Amendment have been complied with;

     WHEREAS, all things necessary to make this Amendment a valid agreement of the Company, the Guarantors and the Trustee in respect of the Senior Notes, in accordance with its terms, and a valid amendment of, and supplement to, the Senior Indenture have been done; and
     WHEREAS, all things necessary to make this Amendment a valid agreement of the Company and the Trustee in respect of the Subordinated Notes, in accordance with its terms, and a valid amendment of and supplement to, the Subordinated Indenture have been done;
     NOW, THEREFORE:
     In consideration of the premises and the purchase and acceptance of (x) the Senior Notes by the holders thereof, the Company and the Guarantors mutually covenant and agree with the Trustee, for the equal and ratable benefit of the Holders of the Senior Notes, that the MTN Supplemental Indenture is supplemented and amended, to the extent expressed herein, and (y) the Subordinated Notes by the holders thereof, the Company covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders of the Subordinated Notes, that the MTN Supplemental Indenture is supplemented and amended, to the extent expressed herein, as follows:
ARTICLE ONE
Amendment to MTN Supplemental Indenture; General
          Section 1.01. Amendment to MTN Supplemental Indenture. The MTN Supplemental Indenture is hereby amended by replacing “$750,000,000” with “$1,000,000,000” in each of the following places: (i) the cover page; and (ii) Article One.
          Section 1.02. Amendment to Exhibits. The exhibits attached to the MTN Supplemental Indenture are hereby amended by replacing “$750,000,000” with “$1,000,000,000” in each of the following places: (i) paragraph 1 [Reverse of Senior Note] of Exhibit A-1; (ii) paragraph 1 [Reverse of Senior Note] of Exhibit A-2; (iii) paragraph 1 [Reverse of Subordinated Note] of Exhibit B-1; and (iii) paragraph 1 [Reverse of Subordinated Note] of Exhibit B-2.
ARTICLE TWO
Miscellaneous
          Section 2.01. Confirmation of the Indentures. Each of the Indentures, as supplemented and amended by the MTN Supplemental Indenture and this Amendment, is in all respects ratified and confirmed, and each Indenture, the MTN Supplemental Indenture and this Amendment and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.
          Section 2.02. Concerning the Trustee. The rights and duties of the Trustee set forth in Article Seven of the Indentures shall not be modified by reason of this Amendment.
          Section 2.03. Governing Law. This Amendment shall be governed by the laws of the State of New York.
          Section 2.04. Counterparts. This Amendment may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

SIGNATURES
     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed, all as of the date first above written.

M.D.C. HOLDINGS, INC.
By:	/s/ Paris G. Reece III
	Name:	Paris G. Reece III
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to
Amendment No. 2 to Supplemental Indenture]

GUARANTORS:

M.D.C. LAND CORPORATION
RAH OF TEXAS, LP
RAH TEXAS HOLDINGS, LLC
RAH OF FLORIDA, INC.
RICHMOND AMERICAN CONSTRUCTION, INC.
RICHMOND AMERICAN HOMES OF ARIZONA, INC.
RICHMOND AMERICAN HOMES OF CALIFORNIA, INC.
RICHMOND AMERICAN HOMES OF COLORADO, INC.
RICHMOND AMERICAN HOMES OF DELAWARE, INC.
RICHMOND AMERICAN HOMES OF FLORIDA, LP
RICHMOND AMERICAN HOMES OF ILLINOIS, INC.
RICHMOND AMERICAN HOMES OF MARYLAND, INC.
RICHMOND AMERICAN HOMES OF NEVADA, INC.
RICHMOND AMERICAN HOMES OF NEW JERSEY, INC.
RICHMOND AMERICAN HOMES OF PENNSYLVANIA, INC.
RICHMOND AMERICAN HOMES OF TEXAS, INC.
RICHMOND AMERICAN HOMES OF UTAH, INC.
RICHMOND AMERICAN HOMES OF VIRGINIA, INC.
RICHMOND AMERICAN HOMES OF WEST VIRGINIA, INC.

By:	/s/ Paris G. Reece III
	Name:	Paris G. Reece III
	Title:	An authorized officer or representative

[Signature Page to
Amendment No. 2 to Supplemental Indenture]

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	/s/ Beverly A. Freeney
	Name:	Beverly A. Freeney
	Title:	Authorized Signatory

[Signature Page to
Amendment No. 2 to Supplemental Indenture]